UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07561

Name of Fund:  Merrill Lynch Global Value Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Global Value Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton,
       NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 06/30/05

Item 1 -   Report to Stockholders


Merrill Lynch
Global Value Fund, Inc.


Semi-Annual Report
June 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Global Value Fund, Inc.


Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
Jacqueline Bell, Vice President and
  Co-Portfolio Manager
Lawrence Berman, Vice President and
  Co-Portfolio Manager
Walid Kassem, Vice President and
  Co-Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005



A Letter From the President


Dear Shareholder

The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% - behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:


Total Returns as of June 30, 2005                                      6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             -0.81%        + 6.32%
Small-cap U.S. equities (Russell 2000 Index)                            -1.25%        + 9.45%
International equities (MSCI Europe Australasia Far East Index)         -1.17%        +13.65%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.51%        + 6.80%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.89%        + 8.24%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.77%        +10.10%


Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005



A Discussion With Your Fund's Portfolio Managers


Good stock selection led the Fund to significant outperformance versus its benchmark, the Morgan Stanley Capital International World Index, during the period.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2005, Merrill Lynch Global Value Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +3.61%, +3.23%, +3.24%, +3.75% and +3.48%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which returned -.70% for the same period.

Equity markets in developed countries were relatively weak as short-term interest rates increased in the United States and oil prices rose sharply. There were a few pockets of strength, notably in the energy and utility sectors. For emerging markets, the picture was frequently brighter, with several markets performing well (in U.S. dollar terms) during the period, including South Korea, Brazil, India and Turkey.

Good stock selection was the key to the Fund's strong performance in a flat global market. Four sectors accounted for the bulk of the Fund's outperformance versus the benchmark index: financials, energy, industrials and health care. The Fund's underweight position in consumer discretionary stocks and its investments in developing markets also contributed meaningfully to the favorable relative results. The financial sector was the single biggest contributor, led by holdings in South Korean insurance companies and several emerging market bank stocks. The Fund also benefited from strong performance by several mortgage finance stocks. Canadian energy stocks led strong overall performance within the energy sector. The overweight position in oil services stocks also enhanced performance. Industrial sector returns were driven by stocks of companies exposed to late-cycle commercial construction activity, including companies involved in the oil and gas industry. Strong returns in the health care sector were led by the Fund's holdings in managed care companies.

Performance within the volatile technology sector was mixed. Overall, the Fund's overweight in technology stocks detracted from performance. Two stocks, Avaya, Inc. and Foundry Networks, Inc. were especially weak. These two stocks slipped due to concerns about intensifying competition in the data networking market. We believe the underperformance of these stocks is temporary, and retain our positive long-term view. The weak performance of these and other technology holdings was partially offset by a few very strong performers.
Seoul Semiconductor Co., Ltd. and Corning, Inc. were among the top contributors to the Fund's good performance. Both companies provide components for the rapidly growing market for large flat panel displays.


What changes were made to the portfolio during the period?

Overall, there was little change in the Fund's strategy during the six-month period. Several positions were reduced meaningfully or eliminated following periods of strong performance. These included Shire Pharmaceuticals Plc, UnitedHealth Group, Inc., WellPoint, Inc., MLP AG, Metro AG, TNT N.V. and General Electric Company.

Significant new positions were established in Accredited Home Lenders Holding Co., Daikin Industries Ltd. (a Japanese manufacturer of air conditioners), and Bristol West Holdings, Inc. In our view, these new holdings have good long-term growth prospects and are attractively valued. Positions in Avaya and Foundry Networks were increased based on our positive long-term view of these companies, despite the weakness they experienced during the period.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005



How would you characterize the Fund's position at the close of the period?

The Fund's overall positioning at the end of the period was little changed from the end of the prior year. The Fund remains overweight in energy and technology stocks. Consumer discretionary, materials and utility stocks remain underweight as we believe there are better values elsewhere. Overall, we remain positive on the global economy and equity markets. We believe emerging markets stocks offer a better combination of growth and value than developed markets and the Fund is positioned accordingly. At the end of the period, nearly 15% of the Fund's net assets was invested in emerging markets, including South Korea (10% of net assets), India, Brazil, Turkey and
South Africa.


Jacqueline Bell
Vice President and Portfolio Manager

Larry Berman
Vice President and Portfolio Manager

Walid Kassem
Vice President and Portfolio Manager


July 13, 2005



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005



Performance Data


About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Shares.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005



Performance Data (concluded)


Recent Performance Results
                                                        6-Month           12-Month       Since Inception
As of June 30, 2005                                   Total Return      Total Return       Total Return
ML Global Value Fund, Inc.--Class A Shares*              +3.61%            +17.59%            +88.07%
ML Global Value Fund, Inc.--Class B Shares*              +3.23             +16.80             +76.79
ML Global Value Fund, Inc.--Class C Shares*              +3.24             +16.64             +75.75
ML Global Value Fund, Inc.--Class I Shares*              +3.75             +17.94             +92.14
ML Global Value Fund, Inc.--Class R Shares*              +3.48             +17.29             +86.79
MSCI World Index**                                       -0.70             +10.05             +55.20

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 11/01/96.

** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
   Since inception total returns are from 11/30/96.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/05                  +17.59%          +11.42%
Five Years Ended 6/30/05                + 0.90           - 0.18
Inception (11/01/96) through
6/30/05                                 + 7.57           + 6.90

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 6/30/05                  +16.80%          +12.80%
Five Years Ended 6/30/05                + 0.12           - 0.23
Inception (11/01/96) through
6/30/05                                 + 6.80           + 6.80

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 6/30/05                  +16.64%          +15.64%
Five Years Ended 6/30/05                + 0.10           + 0.10
Inception (11/01/96) through
6/30/05                                 + 6.73           + 6.73

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/05                  +17.94%          +11.75%
Five Years Ended 6/30/05                + 1.14           + 0.05
Inception (11/01/96) through
6/30/05                                 + 7.83           + 7.16

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



Class R Shares                                            Return

One Year Ended 6/30/05                                   +17.29%
Five Years Ended 6/30/05                                 + 0.94
Inception (11/01/96) through 6/30/05                     + 7.48



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                              Expenses Paid
                                                            Beginning          Ending       During the Period*
                                                          Account Value    Account Value     January 1, 2005
                                                            January 1,        June 30,         to June 30,
                                                               2005             2005               2005
Actual

Class A                                                       $1,000         $1,036.10            $ 7.47
Class B                                                       $1,000         $1,032.30            $11.39
Class C                                                       $1,000         $1,032.40            $11.39
Class I                                                       $1,000         $1,037.50            $ 6.21
Class R                                                       $1,000         $1,034.80            $ 8.73

Hypothetical (5% annual return before expenses)**

Class A                                                       $1,000         $1,017.46            $ 7.40
Class B                                                       $1,000         $1,013.59            $11.28
Class C                                                       $1,000         $1,013.59            $11.28
Class I                                                       $1,000         $1,018.70            $ 6.16
Class R                                                       $1,000         $1,016.22            $ 8.65

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.48% for Class A, 2.26% for Class B, 2.26% for Class C, 1.23% for Class I and 1.73% for Class R),
   multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005



Portfolio Information


As of June 30, 2005


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

New Century Financial Corp.                        2.0%
Kensington Group Plc                               1.6
Foundry Networks, Inc.                             1.5
American Home Mortgage Investment                  1.5
Cooper Cameron Corp.                               1.4
Nestle SA Registered Shares                        1.2
RenaissanceRe Holdings Ltd.                        1.2
EMC Corp.                                          1.2
JGC Corp.                                          1.2
Oriental Fire & Marine Insurance Co., Ltd.         1.1


                                               Percent of
Five Largest Industries*                       Net Assets

Oil, Gas & Consumable Fuels                        8.9%
Insurance                                          7.3
Pharmaceuticals                                    6.0
Commercial Banks                                   5.5
Health Care Providers & Services                   4.6

* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

North America                                     50.2%
Europe                                            19.0
Pacific Basin/Asia                                18.6
Latin America                                      0.7
Africa                                             0.4
Other*                                            11.1

* Includes portfolio holdings in short-term investments.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005


Schedule of Investments                                                         (in U.S. dollars)
                                                                          Shares
               Industry++     Common Stocks                                 Held          Value
Africa

South Africa--0.5%

               Diversified Telecommunication
               Services--0.2%

               Telkom SA Ltd.                                             60,000    $     980,873

               Wireless Telecommunication
               Services--0.3%

               MTN Group Ltd.                                            300,000        1,989,166

               Total Common Stocks in Africa--0.5%                                      2,970,039


Europe

Belgium--0.1%

               Diversified Financial Services--0.1%

               Fortis                                                     18,900          525,127

               Total Common Stocks in Belgium                                             525,127


Denmark--0.2%
               Commercial Banks--0.2%

               Danske Bank A/S                                            39,100        1,176,754

               Total Common Stocks in Denmark                                           1,176,754


Finland--1.3%

               Electronic Equipment &
               Instruments--0.2%

               Perlos Oyj                                                129,000        1,043,245

               Machinery--1.1%

               Cargotec Corp. Class B (a)(e)                              84,000        2,346,102
               Kone Oyj Class B (a)(e)                                    76,000        4,554,479
                                                                                    -------------
                                                                                        6,900,581

               Total Common Stocks in Finland                                           7,943,826


France--1.8%

               Automobiles--0.3%

               Renault SA                                                 20,000        1,765,133

               Chemicals--0.5%

               Air Liquide                                                18,300        3,121,634

               Construction Materials--0.1%

               Lafarge SA                                                  4,200          383,136

               Food & Staples Retailing--0.1%

               Carrefour SA                                               16,400          796,174

               Media--0.2%

               Publicis Groupe                                             6,400          189,288
               Vivendi Universal SA                                       26,500          836,065
                                                                                    -------------
                                                                                        1,025,353

               Multiline Retail--0.0%

               Pinault-Printemps-Redoute                                   2,700          278,826

               Personal Products--0.1%

               L'Oreal SA                                                 11,900          855,042

               Pharmaceuticals--0.4%

               Sanofi-Aventis                                             29,000        2,383,898

               Textiles, Apparel & Luxury
               Goods--0.1%

               LVMH Moet Hennessy Louis Vuitton SA                        12,200          943,801

               Total Common Stocks in France                                           11,552,997


                                                                          Shares
               Industry++     Common Stocks                                 Held          Value
Europe (continued)

Germany--1.5%

               Chemicals--0.2%

               BASF AG                                                    13,200    $     878,935
               Bayer AG                                                   17,800          594,554
                                                                                    -------------
                                                                                        1,473,489

               Food & Staples Retailing--0.7%

               Metro AG                                                   90,300        4,483,297

               Insurance--0.5%

               Hannover Rueckversicherung AG
               Registered Shares                                          77,800        2,943,402
               Jardine Lloyd Thompson Group Plc                           45,800          307,646
                                                                                    -------------
                                                                                        3,251,048

               Pharmaceuticals--0.1%

               Altana AG                                                   3,500          200,551

               Total Common Stocks in Germany                                           9,408,385


Hungary--0.1%

               Commercial Banks--0.1%

               OTP Bank Rt                                                19,200          651,342

               Total Common Stocks in Hungary                                             651,342


Ireland--0.3%

               Commercial Banks--0.3%

               Allied Irish Banks Plc                                     33,400          718,545
               Anglo Irish Bank Corp. Plc                                119,600        1,484,140

               Total Common Stocks in Ireland                                           2,202,685


Netherlands--1.6%

               Air Freight & Logistics--1.0%

               TNT NV                                                    238,300        6,044,050

               Chemicals--0.0%

               Akzo Nobel NV                                               6,900          272,157

               Commercial Banks--0.1%

               ABN AMRO Holding NV                                        14,300          352,306

               Diversified Financial Services--0.0%

               ING Groep NV CVA                                            7,400          209,368

               Food Products--0.4%

               Unilever NV                                                37,400        2,429,189

               Household Durables--0.1%

               Koninklijke Philips Electronics NV                         30,300          766,671

               Total Common Stocks in the Netherlands                                  10,073,741


Norway--2.5%

               Construction & Engineering--0.7%

               Aker Kvaerner ASA (a)                                     105,000        4,264,049

               Diversified Telecommunication
               Services--0.7%

               Telenor ASA                                               567,400        4,534,652

               Oil, Gas & Consumable Fuels--1.1%

               Norsk Hydro ASA                                            26,000        2,386,124
               Statoil ASA                                               225,000        4,594,435
                                                                                    -------------
                                                                                        6,980,559

               Total Common Stocks in Norway                                           15,779,260


Russia--0.2%

               Commercial Banks--0.2%

               Sberbank RF                                                 1,620        1,069,200

               Total Common Stocks in Russia                                            1,069,200


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005


Schedule of Investments (continued)                                             (in U.S. dollars)
                                                                          Shares
               Industry++     Common Stocks                                 Held          Value
Europe (continued)

Spain--0.0%

               Commercial Banks--0.0%

               Banco Popular Espanol SA (a)                               20,300    $     245,517

               Total Common Stocks in Spain                                               245,517


Switzerland--2.3%

               Food Products--1.2%

               Nestle SA Registered Shares                                30,300        7,757,708

               Pharmaceuticals--1.0%

               Novartis AG Registered Shares                              65,400        3,116,595
               Roche Holding AG                                           24,000        3,038,639
                                                                                    -------------
                                                                                        6,155,234

               Textiles, Apparel & Luxury
               Goods--0.1%

               Compagnie Financiere Richemont AG                          12,100          407,080

               Total Common Stocks in Switzerland                                      14,320,022


Turkey--0.5%

               Commercial Banks--0.4%

               Akbank T.A.S.                                             385,831        2,224,559

               Wireless Telecommunication
               Services--0.1%

               Turkcell Iletisim Hizmet AS (b)                            75,474          954,746

               Total Common Stocks in Turkey                                            3,179,305


United Kingdom--8.7%

               Aerospace & Defense--0.4%

               Cobham Plc                                                 90,000        2,282,667

               Beverages--0.7%

               Diageo Plc                                                317,000        4,676,304

               Capital Markets--0.1%

               ICAP Plc                                                   28,500          151,721
               Man Group Plc                                              10,500          272,334
                                                                                    -------------
                                                                                          424,055

               Commercial Banks--0.3%

               Lloyds TSB Group Plc                                      223,200        1,892,339
               London Scottish Bank Plc                                   50,400           93,952
                                                                                    -------------
                                                                                        1,986,291

               Communications Equipment--0.2%

               Spirent Plc (a)                                         1,200,000        1,032,443

               Construction & Engineering--0.5%

               Amec Plc                                                  500,000        2,957,519

               Diversified Financial Services--0.1%

               Provident Financial Plc                                    29,500          379,656

               Food & Staples Retailing--0.2%

               Tesco Plc                                                 186,400        1,064,976

               Food Products--0.4%

               Cadbury Schweppes Plc                                     134,000        1,280,194
               Unilever Plc                                              120,477        1,162,876
                                                                                    -------------
                                                                                        2,443,070

               Hotels, Restaurants & Leisure--0.0%

               Intercontinental Hotels Group Plc                          10,853          137,053

               IT Services--0.3%

               LogicaCMG Plc                                             650,000        2,033,070


                                                                          Shares
               Industry++     Common Stocks                                 Held          Value
Europe (concluded)

United Kingdom (concluded)

               Media--0.1%

               Pearson Plc                                                19,147    $     225,652
               WPP Group Plc                                              54,800          564,305
                                                                                    -------------
                                                                                          789,957

               Metals & Mining--0.5%

               Anglo American Plc                                         34,700          814,166
               BHP Billiton Plc                                          160,000        2,041,943
               Rio Tinto Plc Registered Shares                             8,733          267,359
                                                                                    -------------
                                                                                        3,123,468

               Oil, Gas & Consumable Fuels--0.5%

               BP Plc                                                    320,000        3,332,497

               Pharmaceuticals--1.3%

               AstraZeneca Plc                                            53,200        2,203,714
               GlaxoSmithKline Plc                                       161,000        3,898,745
               Shire Pharmaceuticals Plc                                 191,200        2,097,408
                                                                                    -------------
                                                                                        8,199,867

               Thrifts & Mortgage Finance--2.1%

               Kensington Group Plc                                      966,000        9,739,649
               Northern Rock Plc                                         264,300        3,766,239
                                                                                    -------------
                                                                                       13,505,888

               Wireless Telecommunication
               Services--1.0%

               Vodafone Group Plc                                      2,474,800        6,032,852

               Total Common Stocks in the
               United Kingdom                                                          54,401,633

               Total Common Stocks in Europe--21.1%                                   132,529,794


Latin America


Brazil--0.8%

               Diversified Telecommunication
               Services--0.2%

               Tele Norte Leste Participacoes SA                          56,137        1,283,912

               Oil, Gas & Consumable Fuels--0.6%

               Petroleo Brasileiro SA (b)                                 75,000        3,453,000

               Total Common Stocks in
               Latin America--0.8%                                                      4,736,912


North America

Canada--4.0%

               IT Services--0.4%

               CGI Group, Inc. (a)                                       350,000        2,103,201

               Metals & Mining--0.0%

               Inco Ltd.                                                   4,300          162,325

               Oil, Gas & Consumable Fuels--3.6%

               Canadian Natural Resources Ltd.                           163,000        5,908,883
               Canadian Oil Sands Trust                                   77,000        5,664,353
               EnCana Corp.                                              150,000        5,918,926
               Petro-Canada                                               80,300        5,228,548
                                                                                    -------------
                                                                                       22,720,710

               Total Common Stocks in Canada                                           24,986,236


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005


Schedule of Investments (continued)                                             (in U.S. dollars)
                                                                          Shares
               Industry++     Common Stocks                                 Held          Value
North America (continued)

United States--51.7%

               Air Freight & Logistics--0.5%

               FedEx Corp.                                                 7,400    $     599,474
               United Parcel Service, Inc. Class B                        39,900        2,759,484
                                                                                    -------------
                                                                                        3,358,958

               Automobiles--0.0%

               Thor Industries, Inc.                                       7,200          226,296

               Beverages--0.8%

               Anheuser-Busch Cos., Inc.                                  10,000          457,500
               The Coca-Cola Co.                                          56,200        2,346,350
               PepsiCo, Inc.                                              39,300        2,119,449
                                                                                    -------------
                                                                                        4,923,299

               Biotechnology--0.7%
               Amgen, Inc. (a)                                            31,900        1,928,674
               Biogen Idec, Inc. (a)                                      14,700          506,415
               Genentech, Inc. (a)(e)                                     23,800        1,910,664
                                                                                    -------------
                                                                                        4,345,753

               Capital Markets--0.7%

               Affiliated Managers Group (a)(e)                           66,300        4,530,279

               Chemicals--0.3%

               The Dow Chemical Co.                                       21,700          966,301
               E.I. du Pont de Nemours & Co.                              22,400          963,424
                                                                                    -------------
                                                                                        1,929,725

               Commercial Banks--0.0%

               Hudson United Bancorp                                       2,500           90,250
               Pacific Capital Bancorp                                     2,300           85,284
               U.S. Bancorp                                                  500           14,600
                                                                                    -------------
                                                                                          190,134

               Commercial Services &
               Supplies--0.1%

               Cendant Corp.                                              25,700          574,909

               Communications Equipment--3.9%

               Avaya, Inc. (a)                                           780,000        6,489,600
               Corning, Inc. (a)                                         368,900        6,131,118
               Foundry Networks, Inc. (a)                              1,120,400        9,669,052
               Lucent Technologies, Inc. (a)                             720,000        2,095,200
                                                                                    -------------
                                                                                       24,384,970

               Computers & Peripherals--1.6%

               Adaptec, Inc. (a)                                         275,800        1,070,104
               EMC Corp. (a)                                             550,000        7,540,500
               Sun Microsystems, Inc. (a)                                300,000        1,119,000
                                                                                    -------------
                                                                                        9,729,604

               Consumer Finance--0.5%

               Capital One Financial Corp.                                40,700        3,256,407

               Diversified Consumer Services--0.2%

               Weight Watchers International, Inc. (a)                    28,200        1,455,402

               Electric Utilities--0.3%

               Exelon Corp.                                               29,000        1,488,570
               PPL Corp.                                                   7,400          439,412
                                                                                    -------------
                                                                                        1,927,982

               Electronic Equipment &
               Instruments--0.4%

               AVX Corp.                                                  85,000        1,030,200
               Sanmina-SCI Corp. (a)                                     250,000        1,367,500
                                                                                    -------------
                                                                                        2,397,700


                                                                          Shares
               Industry++     Common Stocks                                 Held          Value
North America (continued)

United States (continued)

               Energy Equipment & Services--4.0%

               BJ Services Co. (e)                                        60,100    $   3,154,048
               Cooper Cameron Corp. (a)(e)                               138,400        8,587,720
               Maverick Tube Corp. (a)                                    33,000          983,400
               Nabors Industries Ltd. (a)(e)                              55,000        3,334,100
               National Oilwell Varco, Inc. (a)(e)                       115,000        5,467,100
               Noble Corp. (e)                                            60,000        3,690,600
                                                                                    -------------
                                                                                       25,216,968

               Food & Staples Retailing--0.9%

               Wal-Mart Stores, Inc.                                      99,100        4,776,620
               Walgreen Co.                                               24,800        1,140,552
                                                                                    -------------
                                                                                        5,917,172

               Food Products--0.9%

               Campbell Soup Co.                                           9,200          283,084
               Dean Foods Co. (a)                                         68,900        2,428,036
               General Mills, Inc.                                        38,000        1,778,020
               Kellogg Co.                                                10,400          462,176
               TreeHouse Foods, Inc. (a)                                  13,780          392,868
                                                                                    -------------
                                                                                        5,344,184

               Health Care Equipment &
               Supplies--1.8%

               Baxter International, Inc.                                115,700        4,292,470
               Boston Scientific Corp. (a)                                25,000          675,000
               Fisher Scientific International (a)                         3,700          240,130
               Medtronic, Inc.                                           117,700        6,095,683
               PerkinElmer, Inc.                                          10,900          206,010
                                                                                    -------------
                                                                                       11,509,293

               Health Care Providers &
               Services--4.6%

               Aetna, Inc. New Shares                                     62,400        5,167,968
               AmerisourceBergen Corp.                                     6,800          470,220
               Cardinal Health, Inc.                                       9,800          564,284
               Cigna Corp.                                                11,600        1,241,548
               HCA, Inc.                                                  18,700        1,059,729
               Health Management Associates, Inc.
               Class A                                                    15,200          397,936
               Laboratory Corp. of America
               Holdings (a)(e)                                           120,000        5,988,000
               Quest Diagnostics (e)                                     114,000        6,072,780
               UnitedHealth Group, Inc.                                   64,000        3,336,960
               WellPoint, Inc. (a)                                        68,000        4,735,520
                                                                                    -------------
                                                                                       29,034,945

               Hotels, Restaurants & Leisure--0.7%

               Carnival Corp.                                             20,900        1,140,095
               Hilton Hotels Corp.                                         9,900          236,115
               Marriott International, Inc. Class A                        5,500          375,210
               McDonald's Corp.                                           26,100          724,275
               Ruby Tuesday, Inc.                                         55,600        1,440,040
               Starwood Hotels & Resorts Worldwide, Inc.                   5,000          292,850
                                                                                    -------------
                                                                                        4,208,585

               Household Products--1.4%

               Clorox Co.                                                  7,000          390,040
               Colgate-Palmolive Co.                                      86,100        4,297,251
               Kimberly-Clark Corp.                                       11,800          738,562
               Procter & Gamble Co.                                       63,700        3,360,175
                                                                                    -------------
                                                                                        8,786,028


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005


Schedule of Investments (continued)                                             (in U.S. dollars)
                                                                          Shares
               Industry++     Common Stocks                                 Held          Value
North America (continued)

United States (continued)

               Industrial Conglomerates--0.7%

               Tyco International Ltd.                                   150,300    $   4,388,760

               Insurance--4.1%

               ACE Ltd.                                                  114,600        5,139,810
               Bristol West Holdings, Inc.                               239,700        4,386,510
               Brown & Brown, Inc.                                           500           22,470
               Everest Re Group Ltd.                                       9,700          902,100
               Hilb Rogal & Hobbs Co.                                      3,700          127,280
               Montpelier Re Holdings Ltd.                                16,900          584,402
               PXRE Group Ltd.                                           269,400        6,794,268
               The Progressive Corp.                                         600           59,286
               Protective Life Corp.                                       1,900           80,218
               RenaissanceRe Holdings Ltd.                               153,500        7,558,340
                                                                                    -------------
                                                                                       25,654,684

               Internet & Catalog Retail--0.1%

               IAC/InterActiveCorp. (a)                                   14,200          341,510

               Internet Software & Services--0.3%

               Interwoven, Inc. (a)                                      280,000        2,108,400

               Leisure Equipment &
               Products--0.0%

               Eastman Kodak Co.                                           7,800          209,430

               Machinery--1.0%

               Dover Corp.                                               168,800        6,140,944

               Media--1.7%

               Clear Channel Communications, Inc.                         22,600          699,018
               Comcast Corp. Special Class A (a)                          51,200        1,533,440
               Gannett Co., Inc.                                          10,000          711,300
               Interpublic Group of Cos., Inc. (a)                        31,600          384,888
               Liberty Media Corp. Class A (a)                            62,000          631,780
               The McGraw-Hill Cos., Inc.                                  9,400          415,950
               News Corp. Class B (e)                                    100,000        1,686,000
               Omnicom Group                                               4,700          375,342
               Time Warner, Inc. (a)                                     104,000        1,737,840
               Viacom, Inc. Class B                                       38,800        1,242,376
               Walt Disney Co.                                            52,900        1,332,022
                                                                                    -------------
                                                                                       10,749,956

               Metals & Mining--0.1%

               Freeport-McMoRan Copper & Gold, Inc.
               Class B                                                     4,300          160,992
               Newmont Mining Corp.                                        4,900          191,247
                                                                                    -------------
                                                                                          352,239

               Multiline Retail--0.3%

               JC Penney Co., Inc.                                         6,600          347,028
               Nordstrom, Inc.                                             3,500          237,895
               Target Corp.                                               20,700        1,126,287
                                                                                    -------------
                                                                                        1,711,210

               Oil, Gas & Consumable Fuels--3.1%

               Chevron Corp.                                              60,000        3,355,200
               ConocoPhillips                                             80,800        4,645,192
               Noble Energy, Inc.                                         56,000        4,236,400
               Peabody Energy Corp.                                      133,800        6,962,952
                                                                                    -------------
                                                                                       19,199,744

               Personal Products--0.3%

               Avon Products, Inc.                                        11,400          431,490

               The Estee Lauder Cos., Inc. Class A                         5,200          203,476


                                                                          Shares
               Industry++     Common Stocks                                 Held          Value
North America (concluded)

United States (concluded)

               Personal Products (concluded)

               The Gillette Co.                                           20,800    $   1,053,104
                                                                                    -------------
                                                                                        1,688,070

               Pharmaceuticals--2.9%

               Pfizer, Inc.                                              146,000        4,026,680
               Schering-Plough Corp.                                     122,200        2,329,132
               Wyeth                                                      30,000        1,335,000
                                                                                    -------------
                                                                                       18,400,742

               Real Estate--5.5%

               AMB Property Corp.                                          1,600           69,488
               American Home Mortgage Investment
               Corp. (e)                                                 261,600        9,145,536
               Equity Office Properties Trust                              1,900           62,890
               Friedman Billings Ramsey Group, Inc.
               Class A (e)                                               434,900        6,219,070
               New Century Financial Corp. (e)                           244,100       12,558,945
               The St. Joe Co.                                            78,300        6,384,582
                                                                                    -------------
                                                                                       34,440,511

               Semiconductors & Semiconductor
               Equipment--1.2%

               Genesis Microchip, Inc. (a)                               120,000        2,215,200
               Lattice Semiconductor Corp. (a)                           839,200        3,726,048
               Maxim Integrated Products, Inc.                            31,800        1,215,078
                                                                                    -------------
                                                                                        7,156,326

               Software--2.6%

               Amdocs Ltd. (a)                                           229,200        6,057,756
               Check Point Software Technologies (a)                     135,000        2,673,000
               NetIQ Corp. (a)                                           210,000        2,383,500
               Oracle Corp. (a)                                          400,000        5,280,000
                                                                                    -------------
                                                                                       16,394,256

               Specialty Retail--1.4%

               Autozone, Inc. (a)                                         19,700        1,821,462
               The Gap, Inc.                                             118,900        2,348,275
               Home Depot, Inc.                                           78,200        3,041,980
               Lowe's Cos., Inc.                                          18,600        1,082,892
               Staples, Inc.                                              19,200          409,344
                                                                                    -------------
                                                                                        8,703,953

               Textiles, Apparel & Luxury
               Goods--0.4%

               Liz Claiborne, Inc.                                        52,000        2,067,520
               Reebok International Ltd.                                   4,800          200,784
               Timberland Co. Class A (a)                                 12,700          491,744
                                                                                    -------------
                                                                                        2,760,048

               Thrifts & Mortgage Finance--1.4%

               Accredited Home Lenders Holding Co. (a)                   119,500        5,258,000
               Freddie Mac                                                 4,300          280,489
               Fremont General Corp.                                     136,100        3,311,313
                                                                                    -------------
                                                                                        8,849,802

               Tobacco--0.3%

               Altria Group, Inc.                                         30,300        1,959,198

               Total Common Stocks in the
               United States                                                          324,458,376

               Total Common Stocks in
               North America--55.7%                                                   349,444,612


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005


Schedule of Investments (continued)                                             (in U.S. dollars)
                                                                          Shares
               Industry++     Common Stocks                                 Held          Value
Pacific Basin/Asia

Australia--0.0%

               Commercial Banks--0.0%

               National Australia Bank Ltd.                                4,400    $     103,166

               Total Common Stocks in Australia                                           103,166


Hong Kong--1.1%

               Distributors--0.2%

               Li & Fung Ltd.                                            498,000        1,034,657

               Diversified Telecommunication
               Services--0.1%

               China Telecom Corp., Ltd.                               2,800,000        1,008,581

               Industrial Conglomerates--0.5%

               Hutchison Whampoa Ltd.                                    320,000        2,891,951

               Real Estate--0.1%

               China Resources Land Ltd.                               1,908,000          309,274
               Hopson Development Holdings Ltd.                          582,600          284,806
               Shanghai Forte Land Co., Ltd.                             540,300          140,752
                                                                                    -------------
                                                                                          734,832

               Water Utilities--0.2%

               Guandong Investments, Ltd.                              3,500,000        1,024,340

               Total Common Stocks in Hong Kong                                         6,694,361


India--1.3%

               Commercial Banks--0.6%

               HDFC Bank Ltd.                                             33,900          494,388
               ICICI Bank Ltd.                                           353,200        3,424,367
                                                                                    -------------
                                                                                        3,918,755

               Insurance--0.5%

               Reliance Industries Ltd.                                  200,000        2,952,622

               Wireless Telecommunication
               Services--0.2%

               Bharti Tele-Ventures Ltd. (a)                             230,000        1,284,625

               Total Common Stocks in India                                             8,156,002


Indonesia--0.7%

               Commercial Banks--0.7%

               Bank Central Asia Tbk PT                               11,004,100        4,058,889
               Bank Mandiri Persero Tbk PT                             1,808,600          277,961

               Total Common Stocks in Indonesia                                         4,336,850


Japan--6.5%

               Auto Components--0.6%

               Toyota Industries Corp.                                   141,800        3,877,394

               Building Products--1.2%

               Asahi Glass Co., Ltd.                                     300,000        3,156,755
               Daikin Industries Ltd.                                    170,000        4,257,287
                                                                                    -------------
                                                                                        7,414,042

               Capital Markets--0.1%

               Daiichi Commodities Co. Ltd.                               25,000          133,788
               Koyo Futures Co. Ltd.                                      33,000          134,609
               Nomura Holdings, Inc.                                      10,700          128,137
               Toyo Securities Co., Ltd.                                  93,800          358,913
                                                                                    -------------
                                                                                          755,447

               Commercial Banks--0.1%

               The Bank of Yokohama Ltd. (a)                             115,000          665,238

               Construction & Engineering--1.2%

               JGC Corp.                                                 590,000        7,262,521


                                                                          Shares
               Industry++     Common Stocks                                 Held          Value
Pacific Basin/Asia (continued)

Japan (concluded)

               Consumer Finance--0.3%

               Aeon Credit Service Co., Ltd.                               7,000    $     438,408
               Credit Saison Co., Ltd.                                    33,600        1,118,888
                                                                                    -------------
                                                                                        1,557,296

               Distributors--0.0%

               ACE Koeki Co. Ltd.                                         41,000          227,182

               Diversified Financial Services--0.0%

               Gakken Credit Corp.                                        48,000          137,316

               Electronic Equipment &
               Instruments--0.2%

               Nippon Electric Glass Co.                                  70,000        1,058,749

               Household Durables--0.3%

               Fuso Lexel, Inc.                                           20,200          161,877
               Matsushita Electric Industrial Co., Ltd.                   56,000          850,537
               Sony Corp.                                                 21,500          741,179
                                                                                    -------------
                                                                                        1,753,593

               Leisure Equipment & Products--0.1%

               Fuji Photo Film Co., Ltd.                                  13,100          422,047

               Machinery--0.5%

               Kubota Corp.                                              380,000        2,085,010
               Tadano Ltd.                                               270,000        1,427,849
                                                                                    -------------
                                                                                        3,512,859

               Office Electronics--0.9%

               Canon, Inc. (e)                                           104,000        5,481,094

               Pharmaceuticals--0.3%

               Takeda Pharmaceutical Co., Ltd.                            27,000        1,340,132
               Yamanouchi Pharmaceutical Co., Ltd.                        24,100          824,285
                                                                                    -------------
                                                                                        2,164,417

               Trading Companies &
               Distributors--0.7%

               Mitsubishi Corp.                                          330,000        4,490,930

               Total Common Stocks in Japan                                            40,780,125


Singapore--0.5%

               Industrial Conglomerates--0.5%

               Keppel Corp. Ltd.                                         450,000        3,333,728

               Total Common Stocks in Singapore                                         3,333,728


South Korea--10.2%

               Automobiles--0.5%

               Hyundai Motor Co.                                          51,500        2,865,264

               Chemicals--0.1%

               SODIFF Advanced Materials Co. Ltd.                         40,500          783,745

               Commercial Banks--2.5%

               Daegu Bank                                                482,000        4,132,095
               Hana Bank                                                 170,600        4,572,443
               Industrial Bank of Korea                                  321,300        3,031,132
               Pusan Bank                                                443,300        3,946,164
                                                                                    -------------
                                                                                       15,681,834

               Communications Equipment--0.3%

               KH Vatec Co., Ltd.                                         95,100        1,798,940

               Construction & Engineering--0.2%

               GS Engineering & Construction Corp.                        33,000        1,088,824

               Containers & Packaging--0.0%

               TK Corp.                                                   29,601          253,476


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005


Schedule of Investments (concluded)                                             (in U.S. dollars)
                                                                          Shares
               Industry++     Common Stocks                                 Held          Value
Pacific Basin/Asia (continued)

South Korea (concluded)

               Electric Utilities--0.2%

               Korea Electric Power Corp.                                 47,100    $   1,444,673

               Electronic Equipment &
               Instruments--2.9%

               Ace Digitech Co. Ltd. (a)                                  19,500          234,906
               Fine DNC Co., Ltd. (a)(f)                               1,438,775        6,257,662
               Interflex Co., Ltd.                                       189,000        3,739,768
               Power Logics Co., Ltd.                                    297,660        4,464,180
               Samsung SDI Co., Ltd.                                      13,400        1,258,965
               You Eal Electronics Co., Ltd.                              93,500        1,949,613
                                                                                    -------------
                                                                                       17,905,094

               Insurance--2.2%

               Dongbu Insurance Co. Ltd.                                 140,200        1,451,514
               Korean Reinsurance Co.                                    863,790        5,432,641
               Oriental Fire & Marine Insurance
               Co., Ltd.                                                 314,800        7,005,709
                                                                                    -------------
                                                                                       13,889,864

               Media--0.1%

               Osung LST Co. Ltd.                                         60,200          285,710

               Semiconductors & Semiconductor
               Equipment--1.2%

               Hyundai Electronics Industries Co.                         51,100          840,542
               Samsung Electronics Co., Ltd.                               1,800          860,377
               Seoul Semiconductor Co., Ltd.                             203,200        6,104,848
                                                                                    -------------
                                                                                        7,805,767

               Total Common Stocks in
               South Korea                                                             63,803,191


Taiwan--0.1%

               Machinery--0.1%

               Ichia Technologies, Inc.                                  934,035          954,258

               Total Common Stocks in Taiwan                                              954,258


                                                                          Shares
               Industry++     Common Stocks                                 Held          Value
Pacific Basin/Asia (concluded)

Thailand--0.2%

               Wireless Telecommunication
               Services--0.2%

               Total Access Communication
               Public Co. Ltd.                                           400,000    $   1,280,000

               Total Common Stocks in Thailand                                          1,280,000

               Total Common Stocks in the
               Pacific Basin/Asia--20.6%                                              129,441,681

               Total Common Stocks
               (Cost--$515,772,090)--98.7%                                            619,123,038



                              Rights
Pacific Basin/Asia

South Korea--0.0%

               Semiconductors & Semiconductor
               Equipment--0.0%

               Osung LST Co. Ltd. (g)                                     16,263           25,099

               Total Rights (Cost--$0)--0.0%                                               25,099


                              Short-Term                              Beneficial
                              Securities                                Interest
               Merrill Lynch Liquidity Series, LLC
                  Cash Sweep Series I (c)                          $  14,408,944       14,408,944
               Merrill Lynch Liquidity Series, LLC
                  Money Market Series (c)(d)                          63,202,775       63,202,775

               Total Short-Term Securities
               (Cost--$77,611,719)--12.3%                                              77,611,719

Total Investments (Cost--$593,383,809*)--111.0%                                       696,759,856
Liabilities in Excess of Other Assets--(11.0%)                                       (69,294,876)
                                                                                    -------------
Net Assets--100.0%                                                                  $ 627,464,980
                                                                                    =============

(a) Non-income producing security.

(b) Depositary Receipts.

(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company
    Act of 1940) were as follows:


                                                  Net               Interest
    Affiliate                                   Activity              Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                     $3,000,626           $130,980
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                    $ (169,299)           $ 91,524

(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

(f) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3)
    of the Investment Company Act of 1940) were as follows:


                         Net Share     Purchase    Sales    Realized   Dividend
    Affiliate             Activity       Cost       Cost      Loss      Income

    Fine DNC Co., Ltd.    516,575*     $981,631      $7       $(4)        ++

       * Received 239,792 shares as a result of a corporate action.

      ++ Non-income producing security.

(g) The rights may be exercised until 7/27/2005.

 ++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

  * The cost and unrealized appreciation (depreciation) of investments as of June 30,
    2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $     596,986,563
                                                  =================
    Gross unrealized appreciation                 $     123,535,724
    Gross unrealized depreciation                      (23,762,431)
                                                  -----------------
    Net unrealized appreciation                   $      99,773,293
                                                  =================

    See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005


Statement of Assets and Liabilities

As of June 30, 2005
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $61,295,469) (identified cost--$508,823,662)                                                 $   612,890,475
           Investments in affiliated securities, at value (identified cost--$84,560,147)                               83,869,381
           Receivables:
               Securities sold                                                                 $     9,221,619
               Dividends                                                                             1,628,073
               Capital shares sold                                                                     190,762
               Securities lending                                                                       20,255
               Interest from affiliates                                                                 16,558         11,077,267
                                                                                               ---------------
           Prepaid expenses                                                                                                69,773
                                                                                                                  ---------------
           Total assets                                                                                               707,906,896
                                                                                                                  ---------------

Liabilities

           Collateral on securities loaned, at value                                                                   63,202,775
           Deferred foreign capital gain tax                                                                               55,215
           Payables:
               Capital shares redeemed                                                              11,917,787
               Securities purchased                                                                  3,451,247
               Custodian bank                                                                          422,736
               Investment adviser                                                                      356,681
               Distributor                                                                             271,578
               Other affiliates                                                                        191,521         16,611,550
                                                                                               ---------------
           Accrued expenses and other liabilities                                                                         572,376
                                                                                                                  ---------------
           Total liabilities                                                                                           80,441,916
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   627,464,980
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          $     2,405,232
           Class B Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                1,239,003
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                  672,104
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                  494,073
           Class R Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                      975
           Paid-in capital in excess of par                                                                           630,910,900
           Undistributed investment income--net                                                $       125,229
           Accumulated realized capital losses--net                                              (111,673,896)
           Unrealized appreciation--net                                                            103,291,360
                                                                                               ---------------
           Total accumulated losses--net                                                                              (8,257,307)
                                                                                                                  ---------------
           Net Assets                                                                                             $   627,464,980
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $317,475,798 and 24,052,315 shares outstanding                         $         13.20
                                                                                                                  ===============
           Class B--Based on net assets of $158,427,195 and 12,390,034 shares outstanding                         $         12.79
                                                                                                                  ===============
           Class C--Based on net assets of $85,775,111 and 6,721,044 shares outstanding                           $         12.76
                                                                                                                  ===============
           Class I--Based on net assets of $65,659,123 and 4,940,727 shares outstanding                           $         13.29
                                                                                                                  ===============
           Class R--Based on net assets of $127,753 and 9,750 shares outstanding                                  $         13.10
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005


Statement of Operations

For the Six Months Ended June 30, 2005
Investment Income

           Dividends (net of $484,948 foreign withholding tax)                                                    $     7,184,255
           Interest from affiliates                                                                                       130,980
           Securities lending--net                                                                                         91,524
                                                                                                                  ---------------
           Total income                                                                                                 7,406,759
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     2,424,305
           Account maintenance and distribution fees--Class B                                          878,896
           Professional fees                                                                           627,450
           Account maintenance and distribution fees--Class C                                          430,938
           Account maintenance fees--Class A                                                           400,460
           Transfer agent fees--Class A                                                                269,357
           Transfer agent fees--Class B                                                                175,646
           Accounting services                                                                         135,742
           Custodian fees                                                                              126,937
           Transfer agent fees--Class C                                                                 85,098
           Transfer agent fees--Class I                                                                 53,908
           Printing and shareholder reports                                                             34,992
           Registration fees                                                                            32,799
           Directors' fees and expenses                                                                 21,554
           Pricing fees                                                                                  6,251
           Account maintenance and distribution fees--Class R                                              275
           Transfer agent fees--Class R                                                                     91
           Other                                                                                        19,118
                                                                                               ---------------
           Total expenses                                                                                               5,723,817
                                                                                                                  ---------------
           Investment income--net                                                                                       1,682,942
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net (including $21,581 foreign capital gain tax and $4 from
               affiliates)                                                                          51,579,093
               Foreign currency transactions--net                                                    (407,621)         51,171,472
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net (including $55,315 deferred foreign capital gain tax credit
               and $(97,086) from affiliates)                                                     (31,033,309)
               Foreign currency transactions--net                                                     (55,977)       (31,089,286)
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                     20,082,186
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $    21,765,128
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005


Statements of Changes in Net Assets
                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                   June 30,        December 31,
Increase (Decrease) in Net Assets:                                                                   2005              2004
Operations

           Investment income (loss)--net                                                       $     1,682,942    $   (1,642,316)
           Realized gain--net                                                                       51,171,472         86,813,255
           Change in unrealized appreciation/depreciation--net                                    (31,089,286)        (3,285,928)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     21,765,128         81,885,011
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                                      --          (221,606)
               Class B                                                                                      --                 --
               Class C                                                                                      --                 --
               Class I                                                                                      --          (206,972)
               Class R                                                                                      --              (380)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                              --          (428,958)
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                     (78,773,060)      (161,681,668)
                                                                                               ---------------    ---------------

Redemption Fees

           Redemption fees                                                                               1,826                386
                                                                                               ---------------    ---------------

Net Assets

           Total decrease in net assets                                                           (57,006,106)       (80,225,229)
           Beginning of period*                                                                    684,471,086        764,696,315
                                                                                               ---------------    ---------------
           End of period*                                                                      $   627,464,980    $   684,471,086
                                                                                               ===============    ===============
             * Undistributed (accumulated distributions in excess of) investment income--net   $       125,229    $   (1,557,713)
                                                                                               ===============    ===============

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005


Financial Highlights
                                                                                               Class A

                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived            June 30,            For the Year Ended December 31,
from information provided in the financial statements.                 2005         2004         2003         2002        2001
Per Share Operating Performance

           Net asset value, beginning of period                   $    12.74    $    11.21   $     8.00   $    10.83   $    12.96
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net***                                     .05           .04          .05          .04          .03
           Realized and unrealized gain (loss)--net                   .41+++       1.50+++         3.16       (2.73)       (1.81)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .46          1.54         3.21       (2.69)       (1.78)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                     --         (.01)           --        (.14)           --
               Realized gain--net                                         --            --           --           --        (.35)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions                              --         (.01)           --        (.14)        (.35)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    13.20    $    12.74   $    11.21   $     8.00   $    10.83
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                        3.61%++        13.80%       40.13%     (25.11%)     (13.92%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   1.48%*         1.50%        1.47%        1.31%        1.20%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                      .83%*          .31%         .58%         .47%         .26%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $  317,476    $  324,125   $  185,110   $  160,977   $  301,579
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         37.46%        82.62%       42.93%       53.29%       37.06%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

           +++ Includes redemption fees, which are less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005


Financial Highlights (continued)
                                                                                               Class B

                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived            June 30,            For the Year Ended December 31,
from information provided in the financial statements.                 2005         2004         2003         2002        2001
Per Share Operating Performance

           Net asset value, beginning of period                   $    12.39    $    10.97   $     7.89   $    10.64   $    12.84
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment loss--net***                                      --++         (.06)        (.02)        (.03)        (.06)
           Realized and unrealized gain (loss)--net                  .40++++      1.48++++         3.10       (2.70)       (1.79)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .40          1.42         3.08       (2.73)       (1.85)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                     --            --           --        (.02)           --
               Realized gain--net                                         --            --           --           --        (.35)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions                              --            --           --        (.02)        (.35)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    12.79    $    12.39   $    10.97   $     7.89   $    10.64
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                       3.23%+++        12.94%       39.04%     (25.72%)     (14.60%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   2.26%*         2.28%        2.25%        2.09%        1.97%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment loss--net                                      (.01%)*        (.58%)       (.19%)       (.31%)       (.50%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $  158,427    $  206,842   $  426,237   $  415,901   $  902,441
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                          37.46        82.62%       42.93%       53.29%       37.06%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Amount is less than $(.01) per share.

          ++++ Includes redemption fees, which are less than $.01 per share.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005


Financial Highlights (continued)
                                                                                               Class C

                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived            June 30,            For the Year Ended December 31,
from information provided in the financial statements.                 2005         2004         2003         2002        2001
Per Share Operating Performance

           Net asset value, beginning of period                   $    12.36    $    10.95   $     7.88   $    10.64   $    12.83
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income (loss)--net***                             --++         (.06)        (.02)        (.03)        (.06)
           Realized and unrealized gain (loss)--net                  .40++++      1.47++++         3.09       (2.70)       (1.78)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .40          1.41         3.07       (2.73)       (1.84)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                     --            --           --        (.03)           --
               Realized gain--net                                         --            --           --           --        (.35)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions                              --            --           --        (.03)        (.35)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    12.76   $     12.36  $     10.95   $     7.88   $    10.64
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                       3.24%+++        12.88%       38.96%     (25.73%)     (14.53%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   2.26%*         2.28%        2.25%        2.09%        1.97%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income (loss)--net                               .04%*        (.54%)       (.20%)       (.30%)       (.52%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   85,775    $   91,020   $   98,439   $   91,552   $  201,621
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         37.46%        82.62%       42.93%       53.29%       37.06%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Amount is less than $.01 per share.

          ++++ Includes redemption fees, which are less than $.01 per share.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005


Financial Highlights (continued)
                                                                                               Class I

                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived            June 30,            For the Year Ended December 31,
from information provided in the financial statements.                 2005         2004         2003         2002        2001
Per Share Operating Performance

           Net asset value, beginning of period                   $    12.81    $    11.27   $     8.03   $    10.87   $    12.98
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net***                                     .07           .06          .08          .07          .06
           Realized and unrealized gain (loss)--net                  .41++++      1.52++++         3.16       (2.73)       (1.82)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .48          1.58         3.24       (2.66)       (1.76)
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                     --         (.04)           --        (.18)           --
               Realized gain--net                                         --            --           --           --        (.35)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total dividends and distributions                              --         (.04)           --        (.18)        (.35)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of period                         $    13.29    $    12.81   $    11.27   $     8.03   $    10.87
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                        3.75%++        14.08%       40.35%     (24.87%)     (13.74%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                   1.23%*         1.25%        1.22%        1.05%         .95%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net                                     1.09%*          .50%         .83%         .75%         .51%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)               $   65,659    $   62,347   $   54,911   $   44,763   $  117,724
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         37.46%        82.62%       42.93%       53.29%       37.06%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

          ++++ Includes redemption fees, which are less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005


Financial Highlights (concluded)
                                                                                                   Class R

                                                                               For the Six         For the        For the Period
                                                                               Months Ended       Year Ended    January 3, 2003++
The following per share data and ratios have been derived                        June 30,        December 31,    to December 31,
from information provided in the financial statements.                             2005              2004              2003



Per Share Operating Performance

           Net asset value, beginning of period                                $      12.66       $      11.15       $       8.16
                                                                               ------------       ------------       ------------
           Investment income--net***                                                    .03                .02                .13
           Realized and unrealized gain--net                                       .41+++++          1.53+++++               2.86
                                                                               ------------       ------------       ------------
           Total from investment operations                                             .44               1.55               2.99
                                                                               ------------       ------------       ------------
           Less dividends from investment income--net                                    --              (.04)                 --
                                                                               ------------       ------------       ------------
           Net asset value, end of period                                      $      13.10       $      12.66       $      11.15
                                                                               ============       ============       ============

Total Investment Return**

           Based on net asset value per share                                      3.48%+++             13.96%          36.64%+++
                                                                               ============       ============       ============

Ratios to Average Net Assets

           Expenses                                                                  1.73%*              1.68%             1.72%*
                                                                               ============       ============       ============
           Investment income--net                                                     .56%*               .23%              .33%*
                                                                               ============       ============       ============

Supplemental Data

           Net assets, end of period (in thousands)                            $        128       $        137             --++++
                                                                               ============       ============       ============
           Portfolio turnover                                                        37.46%             82.62%             42.93%
                                                                               ============       ============       ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

          ++++ Amount is less than $1,000.

           +++ Aggregate total investment return.

         +++++ Includes redemption fees, which are less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may vary from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005



Notes to Financial Statements (continued)


(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                      Account
                                  Maintenance      Distribution
                                          Fee               Fee

Class A                                  .25%                --
Class B                                  .25%              .75%
Class C                                  .25%              .75%
Class R                                  .25%              .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended June 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                         FAMD            MLPF&S

Class A                              $  1,047         $  13,904
Class I                              $     12         $     202



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005



Notes to Financial Statements (continued)


For the six months ended June 30, 2005, MLPF&S received contingent deferred sales charges of $22,981 and $1,017 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of June 30, 2005, the Fund lent securities with a value of $5,054,870 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2005, MLIM, LLC received $39,037 in securities lending agent fees.

In addition, MLPF&S received $116,546 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2005.

For the six months ended June 30, 2005, the Fund reimbursed MLIM $7,420 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2005 were $240,490,677 and $317,207,961, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $78,773,060 and $161,681,668 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                   Dollar
June 30, 2005                                 Shares               Amount

Shares sold                                  383,371    $       4,912,457
Automatic conversion of shares             2,309,694           29,689,715
                                     ---------------    -----------------
Total issued                               2,693,065           34,602,172
Shares redeemed                          (4,090,035)         (52,654,151)
                                     ---------------    -----------------
Net decrease                             (1,396,970)    $    (18,051,979)
                                     ===============    =================


Class A Shares for the Year                                        Dollar
Ended December 31, 2004                       Shares               Amount

Shares sold                                  658,409    $       7,535,887
Shares issued to shareholders in
   reinvestment of dividends                  17,778              192,003
Automatic conversion of shares            13,130,655          154,312,189
                                     ---------------    -----------------
Total issued                              13,806,842          162,040,079
Shares redeemed                          (4,877,021)         (55,900,736)
                                     ---------------    -----------------
Net increase                               8,929,821    $     106,139,343
                                     ===============    =================


Class B Shares for the
Six Months Ended                                                   Dollar
June 30, 2005                                 Shares               Amount

Shares sold                                  329,550    $       4,094,520
                                     ---------------    -----------------
Automatic conversion of shares           (2,379,033)         (29,689,715)
Shares redeemed                          (2,261,515)         (28,070,794)
                                     ---------------    -----------------
Total redeemed                           (4,640,548)         (57,760,509)
                                     ---------------    -----------------
Net decrease                             (4,310,998)    $    (53,665,989)
                                     ===============    =================


Class B Shares for the Year                                        Dollar
Ended December 31, 2004                       Shares               Amount

Shares sold                                  819,025    $       9,146,562
                                     ---------------    -----------------
Automatic conversion of shares          (13,492,694)        (154,312,189)
Shares redeemed                          (9,490,484)        (104,727,082)
                                     ---------------    -----------------
Total redeemed                          (22,983,178)        (259,039,271)
                                     ---------------    -----------------
Net decrease                            (22,164,153)    $   (249,892,709)
                                     ===============    =================


Class C Shares for the
Six Months Ended                                                   Dollar
June 30, 2005                                 Shares               Amount

Shares sold                                  107,165    $       1,327,874
Shares redeemed                            (749,248)          (9,270,191)
                                     ---------------    -----------------
Net decrease                               (642,083)    $     (7,942,317)
                                     ===============    =================



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005



Notes to Financial Statements (concluded)


Class C Shares for the Year                                        Dollar
Ended December 31, 2004                       Shares               Amount

Shares sold                                  243,699    $       2,721,985
Shares redeemed                          (1,871,403)         (20,795,839)
                                     ---------------    -----------------
Net decrease                             (1,627,704)    $    (18,073,854)
                                     ===============    =================


Class I Shares for the
Six Months Ended                                                   Dollar
June 30, 2005                                 Shares               Amount

Shares sold                                  950,712    $      12,201,449
Shares redeemed                            (878,198)         (11,301,865)
                                     ---------------    -----------------
Net increase                                  72,514    $         899,584
                                     ===============    =================


Class I Shares for the Year                                        Dollar
Ended December 31, 2004                       Shares               Amount

Shares sold                                1,351,267    $      15,586,989
Shares issued to shareholders in
   reinvestment of dividends                  17,085              185,377
                                     ---------------    -----------------
Total issued                               1,368,352           15,772,366
Shares redeemed                          (1,373,262)         (15,738,755)
                                     ---------------    -----------------
Net increase (decrease)                      (4,910)    $          33,611
                                     ===============    =================


Class R Shares for the
Six Months Ended                                                   Dollar
June 30, 2005                                 Shares               Amount

Shares sold                                    4,523    $          57,684
Shares redeemed                              (5,561)             (70,043)
                                     ---------------    -----------------
Net decrease                                 (1,038)    $        (12,359)
                                     ===============    =================


Class R Shares for the Year                                        Dollar
Ended December 31, 2004                       Shares               Amount

Shares sold                                   25,893    $         278,823
Shares issued to shareholders in
   reinvestment of dividends                      36                  380
                                     ---------------    -----------------
Total issued                                  25,929              279,203
Shares redeemed                             (15,153)            (167,262)
                                     ---------------    -----------------
Net increase                                  10,776    $         111,941
                                     ===============    =================


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2005.


6. Commitments:
At June 30, 2005, the Fund entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with an approximate value of $1,905,000 and $3,399,000, respectively.


7. Capital Loss Carryforward:
On December 31, 2004, the Fund had a net capital loss carryforward of $160,708,967, of which $5,596,755 expires in 2009, $126,938,846 expires in
2010 and $28,173,366 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in over-seeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund;
(c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; and
(d) information on the profitability to the Investment Adviser of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005



Disclosure of Investment Advisory Agreement (continued)


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in May 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, and the sub-adviser. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Fund's performance after fees and expenses ranked in the fourth quintile for the one-, three- and five-year periods ended February 28, 2005. The Board noted, however, that the Fund consistently outperformed its benchmark MSCI World Index for the one-, three- and five-year periods. The Board also discussed the impact of a change in Lipper classifications on the Fund's relative performance. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objective and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that Mr. Walid Kassem, Mr. Lawrence Berman and Ms. Jacqueline Bell each have more than nine years experience in portfolio management; moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board noted the roles of the three portfolio managers and the impact of the portfolio management structure on the investment process used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board did not consider the services provided to and the fees charged by the Investment Adviser to other types of clients with similar investment mandates because the Investment Adviser advised the Board that it had no comparable investment mandates from its institutional clients. While the Fund's contractual management fee rate was lower than the median fee charged by comparable funds, the actual management fee rate was equal to the median fee charged by comparable funds. The Board noted that the total expenses were close to the median. The Board also discussed the cost of litigation with respect to a portfolio security as a factor in the relatively high level of non-management expenses. The Board has concluded that the Fund's contractual and actual management fee rates and total expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's profits in relation to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005


Disclosure of Investment Advisory Agreement (concluded)


Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While the Board concluded that it did not believe that the Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                             JUNE 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable


12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Value Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Value Fund, Inc.


Date: August 19, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Value Fund, Inc.


Date: August 19, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Value Fund, Inc.


Date: August 19, 2005